                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported) MARCH 24, 2005

AMERICAN EXPRESS                AMERICAN EXPRESS               AMERICAN EXPRESS
  RECEIVABLES                     RECEIVABLES                    RECEIVABLES
   FINANCING                       FINANCING                      FINANCING
 CORPORATION II               CORPORATION III LLC             CORPORATION IV LLC

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

    DELAWARE             13-3854638          333-113579-03           DELAWARE              20-0942395         333-113579-02
(State or Other       (I.R.S. Employer     (Commission File       (State or Other       (I.R.S. Employer     (Commission File
Jurisdiction of        Identification           Number)           Jurisdiction of        Identification          Number)
Incorporation or           Number)                               Incorporation or           Number)
 Organization)                                                     Organization)

    DELAWARE             20-0942445          333-113579-01
(State or Other       (I.R.S. Employer      (Commission File
Jurisdiction of        Identification           Number)
Incorporation or           Number)
 Organization)

        200 VESEY STREET, ROOM 138                  4315 SOUTH 2700 WEST, ROOM 1900              4315 SOUTH 2700 WEST, ROOM 1900
            MAIL STOP 01-31-12                            MAIL STOP 02-01-50                            MAIL STOP 02-01-56
         NEW YORK, NEW YORK 10285                     SALT LAKE CITY, UTAH 84184                    SALT LAKE CITY, UTAH 84184
              (212) 640-2000                                (801) 945-2030                                (801) 945-2068
                                         (Address, Including Zip Code, and Telephone Number,
                                Including Area Code, of each Registrant's Principal Executive Offices)

                    N/A                                            N/A                                          N/A
(Former Name or Former Address, if Changed     (Former Name or Former Address, if Changed        (Former Name or Former Address, if
            Since Last Report)                             Since Last Report)                        Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. On March 24, 2005, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, with its Series 2005-1 Supplement, dated as of March 24, 2005. The Series Supplement is attached hereto as Exhibit 4.1.

                  On March 24, 2005, American Express Credit Account Master Trust issued its $501,000,000 Class A Floating Rate Asset Backed Certificates, Series 2005-1 and $45,000,000 Class B Floating Rate Asset Backed Certificates, Series 2005-1 (the "SERIES 2005-1 CERTIFICATES").

                  On March 24, 2005, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, with its Series 2005-2 Supplement, dated as of March 24, 2005. The Series Supplement is attached hereto as Exhibit 4.2.

                  On March 24, 2005, American Express Credit Account Master Trust issued its $501,000,000 Class A Floating Rate Asset Backed Certificates, Series 2005-2 and $45,000,000 Class B Floating Rate Asset Backed Certificates, Series 2005-2 (the "SERIES 2005-2 CERTIFICATES").


Item 9.01.        Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2005-1 Supplement, dated as of March 24, 2005, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.2 to Form 8-K filed with the Securities and Exchange Commission by the American Express Credit Account Master Trust on October 6, 2004).

         Exhibit 4.2 Series 2005-2 Supplement, dated as of March 24, 2005, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.2 to Form 8-K filed with the Securities and Exchange Commission by the American Express Credit Account Master Trust on October 6, 2004).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                      AMERICAN EXPRESS RECEIVABLES FINANCING
                                      CORPORATION II,
                                      as originator of the Trust and
                                      Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                         By:      /s/ Maureen Ryan
                                                  ------------------------------
                                         Name:    Maureen Ryan
                                         Title:   President

                                      AMERICAN EXPRESS RECEIVABLES FINANCING
                                      CORPORATION III LLC,
                                      as originator of the Trust and
                                      Co-Registrant and as Transferor on behalf of theTrust as Co-Registrant


                                         By:      /s/ Traci. L. Memmott
                                                  ------------------------------
                                         Name:    Traci L. Memmott
                                         Title:   Vice President and Treasurer

                                      AMERICAN EXPRESS RECEIVABLES FINANCING
                                      CORPORATION IV LLC,
                                      as originator of the Trust and
                                      Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                         By:      /s/ Robert C. Radle
                                                  ------------------------------
                                         Name:    Robert C. Radle
                                         Title:   President

                                 EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

Exhibit 4.1 Series 2005-1 Supplement, dated as of March 24, 2005, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.2 to Form 8-K filed with the Securities and Exchange Commission by the American Express Credit Account Master Trust on October 6, 2004).

Exhibit 4.2 Series 2005-2 Supplement, dated as of March 24, 2005, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.2 to Form 8-K filed with the Securities and Exchange Commission by the American Express Credit Account Master Trust on October 6, 2004).